                                                                     EXHIBIT 4.1
--------------------------------------------------------------------------------


                                  GBC BANCORP

                                       TO

                           BNY WESTERN TRUST COMPANY,
                                         as Trustee



                                ________________

                                   Indenture

                         Dated as of____________, 1997

                                ________________



                                  $40,000,000


                  __ % Subordinated Notes due __________, 2007

--------------------------------------------------------------------------------

                 Certain Sections of this Indenture relating to
                        Sections 310 through 318 of the
                          Trust Indenture Act of 1939:

Trust Indenture                                  Indenture
  Act Section                                     Section
---------------                                  ---------
(S) 310(a)(1)......................................  609
       (a)(2)......................................  609
       (a)(3)......................................  Not Applicable
       (a)(4)......................................  Not Applicable
       (b).........................................  608
          .........................................  610
(S) 311(a).........................................  613
       (b).........................................  613
(S) 312(a).........................................  701
          .........................................  702(a)
       (b).........................................  702(b)
       (c).........................................  702(c)
(S) 313(a).........................................  703(a)
       (a)(4)......................................  101
          .........................................  1004
       (b).........................................  703(a)
       (c).........................................  703(a)
       (d).........................................  703(b)
(S) 314(a).........................................  704
       (b).........................................  Not Applicable
       (c)(1)......................................  102
       (c)(2)......................................  102
       (c)(3)......................................  Not Applicable
       (d).........................................  Not Applicable
       (e).........................................  102
(S) 315(a).........................................  601
       (b).........................................  602
       (c).........................................  601
       (d).........................................  601
       (e).........................................  514
(S) 316(a).........................................  101
       (a)(1)(A)...................................  502
                ...................................  512
       (a)(1)(B)...................................  513
       (a)(2)......................................  Not Applicable
       (b).........................................  508
       (c).........................................  104(c)
(S) 317(a)(1)......................................  503
       (a)(2)......................................  504
       (b).........................................  1003
(S) 318(a).........................................  107
--------------

     Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                                                                                  Page
                                                                                  ----
Parties...........................................................................  1
Recitals of the Company...........................................................  1

                                  ARTICLE ONE

                         Definitions and Other Provisions
                              of General Application

     SECTION 101.     Definitions.................................................  1
                      -----------
     SECTION 102.     Compliance Certificates and Opinions........................ 10
                      ------------------------------------
     SECTION 103.     Form of Documents Delivered to Trustee...................... 10
                      --------------------------------------
     SECTION 104.     Acts of Holders; Record Dates............................... 11
                      -----------------------------
     SECTION 105.     Notices, Etc., to Trustee and Company....................... 13
                      -------------------------------------
     SECTION 106.     Notice to Holders; Waiver................................... 13
                      -------------------------
     SECTION 107.     Conflict with Trust Indenture Act........................... 14
                      ---------------------------------
     SECTION 108.     Effect of Headings and Table of Contents.................... 14
                      ----------------------------------------
     SECTION 109.     Successors and Assigns...................................... 14
                      ----------------------
     SECTION 110.     Separability Clause......................................... 14
                      -------------------
     SECTION 111.     Benefits of Indenture....................................... 15
                      ---------------------
     SECTION 112.     Governing Law............................................... 15
                      -------------
     SECTION 113.     Legal Holidays.............................................. 15
                      --------------
     SECTION 114.     Language of Notices......................................... 15
                      -------------------
                                   ARTICLE TWO

                                    Note Forms

     SECTION 201.     Forms Generally............................................. 15
                      ---------------
     SECTION 202.     Form of Face of Note........................................ 17
                      --------------------
     SECTION 203.     Form of Reverse of Note..................................... 19
                      -----------------------
     SECTION 204.     Form of Trustee's Certificate of Authentication............. 22
                      -----------------------------------------------
     SECTION 205.     Form of Legend for Global Notes............................. 22
                      -------------------------------
     SECTION 206.     Notes in Global Form........................................ 22
                      --------------------


                                 ARTICLE THREE

                                   The Notes
     SECTION 301.       Title and Terms..........................................  23
                        ---------------
     SECTION 302.       Denominations............................................  24
                        -------------
     SECTION 303.       Execution, Authentication, Delivery and Dating...........  24
                        ----------------------------------------------
     SECTION 304.       Temporary Notes..........................................  25
                        ---------------
     SECTION 305.       Registration, Registration of Transfer and Exchange......  25
                        ---------------------------------------------------
     SECTION 306.       Mutilated, Destroyed, Lost and Stolen Notes..............  28
                        -------------------------------------------
     SECTION 307.       Payment of Interest; Interest Rights Preserved...........  29
                        ----------------------------------------------
     SECTION 308.       Persons Deemed Owners....................................  30
                        ---------------------
     SECTION 309.       Cancellation.............................................  30
                        ------------
     SECTION 310.       Computation of Interest..................................  31
                        -----------------------

                                    ARTICLE FOUR

                             Satisfaction and Discharge

     SECTION 401.       Satisfaction and Discharge of Indenture..................  31
                        ---------------------------------------
     SECTION 402.       Application of Trust Money...............................  33
                        --------------------------

                                   ARTICLE FIVE

                                     Remedies

     SECTION 501.       Events of Default........................................  33
                        -----------------
     SECTION 502.       Acceleration of Maturity; Rescission and Annulment.......  34
                        --------------------------------------------------
     SECTION 503.       Collection of Indebtedness and Suits for
                        ----------------------------------------
                        Enforcement by Trustee...................................  35
                        ----------------------
     SECTION 504.       Trustee May File Proofs of Claim.........................  36
                        --------------------------------
     SECTION 505.       Trustee May Enforce Claims Without Possession of Notes...  36
                        ------------------------------------------------------
     SECTION 506.       Application of Money Collected...........................  37
                        ------------------------------
     SECTION 507.       Limitation on Suits......................................  37
                        -------------------
     SECTION 508.       Unconditional Right of Holders to Receive
                        -----------------------------------------
                        Principal and Interest...................................  38
                        ----------------------
     SECTION 509.       Restoration of Rights and Remedies.......................  38
                        ----------------------------------

                                                                                  Page
                                                                                  ----

     SECTION 510.       Rights and Remedies Cumulative...........................  39
                        ------------------------------
     SECTION 511.       Delay or Omission Not Waiver.............................  39
                        ----------------------------
     SECTION 512.       Control by Holders.......................................  39
                        ------------------
     SECTION 513.       Waiver of Past Defaults..................................  40
                        -----------------------
     SECTION 514.       Undertaking for Costs....................................  40
                        ---------------------
     SECTION 515.       Waiver of Stay or Extension Laws.........................  41
                        --------------------------------

                                   ARTICLE SIX

                                   The Trustee

     SECTION 601.       Certain Duties and Responsibilities......................  41
                        -----------------------------------
     SECTION 602.       Notice of Defaults.......................................  42
                        ------------------
     SECTION 603.       Certain Rights of Trustee................................  43
                        -------------------------
     SECTION 604.       Not Responsible for Recitals or Issuance of Notes........  44
                        -------------------------------------------------
     SECTION 605.       May Hold Notes...........................................  45
                        --------------
     SECTION 606.       Money Held in Trust......................................  45
                        -------------------
     SECTION 607.       Compensation and Reimbursement...........................  45
                        ------------------------------
     SECTION 608.       Disqualification; Conflicting Interests..................  46
                        ---------------------------------------
     SECTION 609.       Corporate Trustee Required; Eligibility..................  47
                        ---------------------------------------
     SECTION 610.       Resignation and Removal; Appointment of Successor........  47
                        -------------------------------------------------
     SECTION 611.       Acceptance of Appointment by Successor...................  49
                        --------------------------------------
     SECTION 612.       Merger, Conversion, Consolidation or Succession to
                        --------------------------------------------------
                        Business.................................................  49
                        --------
     SECTION 613.       Preferential Collection of Claims Against Company........  50
                        -------------------------------------------------
     SECTION 614.       Appointment of Authenticating Agent......................  50
                        -----------------------------------

                                 ARTICLE SEVEN

               Holders' Lists and Reports by Trustee and Company

     SECTION 701.       Company to Furnish Trustee Names and Addresses of
                        -------------------------------------------------
                        Holders..................................................  52
                        -------

                                                                                  Page
                                                                                  ----

     SECTION 702.     Preservation of Information; Communications to Holders....... 53
                      ------------------------------------------------------
     SECTION 703.     Reports by Trustee........................................... 53
                      ------------------
     SECTION 704.     Reports by Company........................................... 53
                      ------------------

                                 ARTICLE EIGHT

             Consolidation, Merger, Conveyance, Transfer or Lease

     SECTION 801.     Company May Consolidate, Etc., Only on Certain Terms......... 54
                      ----------------------------------------------------
     SECTION 802.     Successor Substituted........................................ 55
                      ---------------------


                                 ARTICLE NINE

                            Supplemental Indentures

     SECTION 901.     Supplemental Indentures Without Consent of Holders........... 56
                      --------------------------------------------------
     SECTION 902.     Supplemental Indentures with Consent of Holders.............. 56
                      -----------------------------------------------
     SECTION 903.     Execution of Supplemental Indentures......................... 57
                      ------------------------------------
     SECTION 904.     Effect of Supplemental Indentures............................ 58
                      ---------------------------------
     SECTION 905.     Conformity with Trust Indenture Act.......................... 58
                      -----------------------------------
     SECTION 906.     Reference in Notes to Supplemental Indentures................ 58
                      ---------------------------------------------

                                  ARTICLE TEN

                                   Covenants

     SECTION 1001.    Payment of Principal and Interest............................ 58
                      ---------------------------------
     SECTION 1002.    Maintenance of Office or Agency.............................. 58
                      -------------------------------
     SECTION 1003.    Money for Note Payments to Be Held in Trust.................. 59
                      -------------------------------------------
     SECTION 1004.    Statement by Officers as to Default.......................... 61
                      -----------------------------------
     SECTION 1005.    Existence.................................................... 61
                      ---------

                                                                                  Page
                                                                                  ----

     SECTION 1006.    Maintenance of Properties.................................... 61
                      -------------------------
     SECTION 1007.    Payment of Taxes and Other Claims............................ 62
                      ---------------------------------
     SECTION 1008.    Limitation on Restricted Payments............................ 62
                      ---------------------------------
     Section 1009.    Books and Records............................................ 63
                      -----------------
     Section 1010.    Insurance.................................................... 63
                      ---------
     SECTION 1011.    Waiver of Certain Covenants.................................. 64
                      ---------------------------

                                ARTICLE ELEVEN

                             Redemption of Notes

     SECTION 1101.    Right of Redemption.......................................... 64
                      -------------------
     SECTION 1102.    Applicability of Article..................................... 64
                      ------------------------
     SECTION 1103.    Election to Redeem; Notice to Trustee........................ 64
                      -------------------------------------
     SECTION 1104.    Selection by Trustee of Notes to Be Redeemed................. 65
                      --------------------------------------------
     SECTION 1105.    Notice of Redemption......................................... 65
                      --------------------
     SECTION 1106.    Deposit of Redemption Price.................................. 66
                      ---------------------------
     SECTION 1107.    Notes Payable on Redemption Date............................. 66
                      --------------------------------
     SECTION 1108.    Notes Redeemed in Part....................................... 67
                      ----------------------

                                ARTICLE TWELVE

                            Subordination of Notes

     SECTION 1201.    Notes Subordinate to Senior Indebtedness..................... 67
                      ----------------------------------------
     SECTION 1202.    Payment Over of Proceeds Upon Dissolution, Etc............... 67
                      -----------------------------------------------
     SECTION 1203.    Prior Payment to Senior Indebtedness Upon Acceleration
                      ------------------------------------------------------
                      of Notes..................................................... 69
                      --------
     SECTION 1204.    No Payment When Senior Indebtedness in Default............... 69
                      ----------------------------------------------
     SECTION 1205.    Payment Permitted If No Default.............................. 70
                      -------------------------------
     SECTION 1206.    Subrogation to Rights of Holders of Senior Indebtedness...... 71
                      -------------------------------------------------------
     SECTION 1207.    Provisions Solely to Define Relative Rights.................. 71
                      -------------------------------------------
     SECTION 1208.    Trustee to Effectuate Subordination.......................... 72
                      -----------------------------------

                                                                                  Page
                                                                                  ----

     SECTION 1209.    No Waiver of Subordination Provisions........................ 72
                      -------------------------------------
     SECTION 1210.    Notice to Trustee............................................ 73
                      -----------------
     SECTION 1211.    Reliance on Judicial Order or Certificate of
                      --------------------------------------------
                      Liquidating Agent............................................ 74
                      -----------------
     SECTION 1212.    Trustee Not Fiduciary for Holders of Senior Indebtedness..... 74
                      --------------------------------------------------------
     SECTION 1213.    Rights of Trustee as Holder of Senior Indebtedness;
                      --------------------------------------------------
                      Preservation  of Trustee's Rights............................ 74
                      ---------------------------------
     SECTION 1214.    Article Applicable to Paying Agents.......................... 75
                      -----------------------------------



TESTIMONIUM........................................................................ 71

SIGNATURES AND SEALS............................................................... 71

ACKNOWLEDGMENTS.................................................................... 72

          INDENTURE, dated as of _________, 1997, between GBC Bancorp, a corporation duly organized and existing under the laws of the State of California (herein called the "Company"), having its principal office at 800 West Sixth Street, Los Angeles, California 90017, and BNY Western Trust Company, a state banking corporation duly organized and existing under the laws of California, as Trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY

          The Company has duly authorized the creation of an issue of its ____% Subordinated Notes Due ____________, 2007 (herein called the "Notes") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

          All things necessary to make the Notes, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:


                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application


 SECTION 101.  Definitions.
               -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Act", when used with respect to any Holder, has the meaning specified in Section 104.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Notes.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

          "Board Resolution" means a copy of a resolution certified by the Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan, the City of New York or Los Angeles, California are authorized or obligated by law or executive order to close.

          "Capital Stock" of any Person means any and all shares, interests, participations, warrants, rights, options or other equivalents (however designated) of corporate stock or any other equity interest of such Person.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Chief Financial Officer or its Secretary, and delivered to the Trustee.

          "Consolidated Net Income (Net Loss)" means the amount of net income
(loss) of the Company and its Subsidiaries determined in accordance with generally accepted accounting principles; provided, however, that there shall
                                          --------  -------
not be included in Consolidated Net Income (1) any net income (loss) of a Subsidiary for any period during which it was not a Consolidated Subsidiary or
(2) any net income (loss) of businesses, properties or assets acquired or disposed of (by way of merger, consolidation, purchase, sale or otherwise) by the Company or any Subsidiary for any period prior to the acquisition thereof or subsequent to the disposition thereof.

          "Corporate Trust Office" means the principal office of the Trustee in the City of Los Angeles, California or such other location designated from time to time at which at any particular time its corporate trust business shall be administered, which office on the date hereof is located at 700 S. Flower Street, Los Angeles, California 90071.

          "corporation" means a corporation, association, company, joint-stock company, limited liability company or business trust.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Depositary" means a clearing agency registered under the Exchange Act that is designated to act as Depositary for the Notes as contemplated by Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean such successor Depositary.

          "Derivative Obligations" means any obligations of the Company to make payment pursuant to the terms of any securities contracts and foreign currency exchange contracts, derivative instruments, such as swap agreements (including interest rate and currency and foreign exchange rate swap agreements), cap agreements, floor agreements, collar agreements, interest rate agreements, foreign exchange agreements, options, commodity futures contracts and commodity options contracts (other than obligations on account of indebtedness for money borrowed ranking pari passu with or subordinate to the Notes).

          "Disqualified Stock" means any Capital Stock of the Company or any Subsidiary of the Company which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or otherwise (including upon the occurrence of an event), matures or is required to be redeemed (pursuant to a sinking fund obligation or otherwise) or is redeemable at the option of the holder thereof, in whole or in part (other than a redemption which is conditioned upon a change of control of the Company), on or prior to the final Stated Maturity of the Notes.

          "Event of Default" has the meaning specified in Section 501.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "General Bank" means General Bank, a California state-chartered bank, together with its successors.

          "Global Note" means a Note that evidences all or part of the Notes and is authenticated and delivered to, and registered in the name of, the Depositary for such Notes or a nominee thereof.

          "Government Obligations" means direct obligations of the United States of America, or any Person controlled or supervised by and acting as an agency or instrumentality of such government, in each case where the payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by such government and which are not callable or redeemable at the option of the issuer or issuers thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depository receipt.

          "Holder" means a Person in whose name a Note is registered in the Note Register.

          "Indebtedness for money borrowed" means (a) any obligation, contingent or otherwise, of, or any obligation guaranteed by, the Company for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, (b) any deferred payment obligation of or any such obligation guaranteed by, the Company for the payment of the purchase price of property, assets or services and (c) any obligation of or any such obligation guaranteed by, the Company for the payment of rent or other amounts under a lease of property or assets which obligation is required to be classified and accounted for as a capitalized lease on the balance sheet of the Company under generally accepted accounting principles.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

          "Interest Payment Date" means the Stated Maturity of an instalment of interest on the Notes.

          "Maturity", when used with respect to any Note, means the date on which the principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Note Register" and "Note Registrar" have the respective meanings specified in Section 305.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Chief Financial Officer or the Secretary of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

          "Outstanding", when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:
           ------

               (i) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

               (ii) Notes for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes; provided that, if such Notes are to be
                                    --------
     redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

               (iii) Notes which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite
--------  -------
principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Notes on behalf of the Company.

          "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

          "Redemption Date", when used with respect to any Note to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Note to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Regular Record Date" for the interest payable on any Interest Payment Date means, for so long as all of the Notes are evidenced by a Global Note, the business day next preceding such Interest Payment Date, and if any Notes are in definitive registered form, the January 1, April 1, July 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

          "Senior Indebtedness" means the principal of, premium, if any, and interest on (1) all Indebtedness for money borrowed of the Company (including Indebtedness for money borrowed of others guaranteed by the Company) other than the Notes, whether outstanding on the date of the Indenture or thereafter created, assumed or incurred, (2) any amendments, renewals, extensions, modifications and refundings of any such indebtedness, unless in either case in the instrument creating or evidencing any such indebtedness or pursuant to which it is outstanding it is provided that such indebtedness is not superior in right of payments to the Notes, and (3) Derivative Obligations; provided, however,
                                                          --------  -------
that Senior Indebtedness shall not be deemed to include (a) trade accounts payable of the Company, (b) accrued liabilities arising in the ordinary course of business of the Company and (c) the Company's 10.52%

Subordinated Debentures due 2000, issued pursuant to a Debenture Purchase Agreement dated as of August 31, 1990.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "Stated Maturity", when used with respect to any Note or any instalment of interest thereon, means the date specified in such Note as the fixed date on which the principal of such Note or such instalment of interest is due and payable.

          "Subsidiary" means, with respect to the Company and its Subsidiaries,
(A)(i) a corporation a majority of whose Capital Stock is at the time, directly or indirectly, owned (beneficially or of record) by the Company, by one or more Subsidiaries or by the Company and one or more Subsidiaries or (ii) any other Person (other than a corporation) in which the Company, one or more Subsidiaries or the Company and one or more Subsidiaries, directly or indirectly, at the date of determination thereof has at least majority ownership interest and, either directly or indirectly, has the power to direct the policies, management and affairs thereof, economic, financial or otherwise, and (B) that, in accordance with generally accepted accounting principles, the accounts of which would be included on a consolidated basis in the Company's financial statements.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however,
                                                            --------  -------
that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

 SECTION 102.  Compliance Certificates and Opinions.
               ------------------------------------

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


 SECTION 103.  Form of Documents Delivered to Trustee.
               --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representa tions by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be con solidated and form one instrument.


 SECTION 104.  Acts of Holders; Record Dates.
               -----------------------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

          (d) The ownership, principal amount and serial numbers of Notes held by any person and the date of the commencement and of the termination of holding the same shall be proved by the Note Register.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

 SECTION 105.  Notices, Etc., to Trustee and Company.
               -------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and delivered in person, by first-class postage prepaid mail or overnight air courier guaranteeing next day delivery or by facsimile (with receipt acknowledged), to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.


 SECTION 106.  Notice to Holders; Waiver.
               -------------------------

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or transmitted by facsimile, if receipt thereof is acknowledged and if the notice thereafter promptly mailed, to each Holder affected by such event, at its address as it appears in the Note Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.


 SECTION 107.  Conflict with Trust Indenture Act.
               ---------------------------------

          If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.


 SECTION 108.  Effect of Headings and Table of Contents.
               ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


 SECTION 109.  Successors and Assigns.
               ----------------------

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.


 SECTION 110.  Separability Clause.
               -------------------

          In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

 SECTION 111.  Benefits of Indenture.
               ---------------------

          Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders of Notes, any benefit or any legal or equitable right, remedy or claim under this Indenture.


 SECTION 112.  Governing Law.
               -------------

          This Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of California.


 SECTION 113.  Legal Holidays.
               --------------

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest
                                                    --------
shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.


 SECTION 114.  Language of Notices.
               -------------------

          Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language.


                                  ARTICLE TWO

                                   Note Forms


 SECTION 201.  Forms Generally.
               ---------------

          The Notes and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes.

          The definitive Notes shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Notes may be listed, all as determined by the officers of the Company executing such Notes, as evidenced by their execution of such Notes.

 SECTION 202.  Form of Face of Note.
               --------------------

                                  GBC Bancorp

                   __% Subordinated Notes due ________, 2007

No. __________                                      $________

          GBC Bancorp, a corporation duly organized and existing under the laws of California (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________________, or registered assigns, the principal sum of _____________________ Dollars on ____________, 2007, and to pay interest thereon from _________, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly on the fifteenth days of January, April, July and October in each year, commencing October 15, 1997, at the rate of ___% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be [If a Global Note, insert--the business day] [If in definitive registered form, insert--the first day of January, April, July or October (whether or not a Business Day), as the case may be,] next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. The principal of and interest on the Notes shall be payable (i) in the case of all Notes represented by one or more Global Notes registered in the name of a Depositary or its nominee, to such Depositary or such nominee and (ii) in the case of any Notes issued in definitive registered form, to the persons in whose names the Notes are registered at the office or agency of the Company in Los Angeles, California maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that,
                                                      --------  -------
except with respect to a Global Note, at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register.

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


                                    GBC BANCORP


                                    By:______________________

Attest:


______________________________

 SECTION 203.  Form of Reverse of Note.
               -----------------------

          This Note is one of a duly authorized issue of Notes of the Company designated as its __% Subordinated Notes due __________, 2007 (herein called the "Notes"), limited in aggregate principal amount to $40,000,000, issued and to be issued under an Indenture, dated as of _____,1997 (herein called the "Indenture"), between the Company and BNY Western Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

          At any time on or after __________, 2002, the Notes are subject to redemption upon not less than 30 nor more than 60 days' notice at the Redemption Price specified in the next sentence, together in the case of any such redemption with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Notes, or one or more Predecessor Notes, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture. If the Notes are redeemed on or before __________, 2003, the Redemption Price shall be 102% of the principal amount. If redeemed on of after _______, 2003 and prior to _________, 2004, the Redemption Price shall be 101% of the principal amount. If redeemed after ________, 2004, the Redemption Price shall be 100% of the principal amount.

          In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          The indebtedness evidenced by this Note is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Note is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee its attorney-in-fact for any and all such purposes.

          If an Event of Default shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding.
The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

          [If a Global Note, insert--This Global Note shall be exchangeable for Notes registered in the names of Persons other than the Depositary or its nominee only if (i) the Depositary notifies the Company that it is unwilling or unable to continue as the Depositary or if at any time such Depositary ceases to be a clearing agency registered under the United States Securities Exchange Act of 1934, at a time when such Depositary is required to be so registered in order to act as a Depositary, and the Company fails to appoint a successor Depositary under the Indenture or (ii) the Company executes and delivers to the Trustee a Company Order that the Global Note shall be so exchangeable. To the extent that the Global Note is exchangeable pursuant to the preceding sentence, it shall be exchangeable for

Notes registered in such names as the Depositary shall direct.

          Notwithstanding any other provision herein, the Global Note may not be transferred except as a whole by the Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary.]

          [If in definitive registered form, insert--As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in Los Angeles, California duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.]

          Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

 SECTION 204.  Form of Trustee's Certificate of Authentication.
               -------------------------------- --------------

          The Trustee's certificates of authentication shall be in substantially the following form:

          This is one of the Notes referred to in the within-mentioned
Indenture.


                              BNY Western Trust Company,
                                    as Trustee


Dated: _________________      By: _______________________
                                    Authorized Signatory


 SECTION 205.  Form of Legend for Global Notes.
               -------------------------------

          Every Global Note authenticated and delivered hereunder shall bear a legend in substantially the following form:

     This Note is a Global Note within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Note may not be transferred to, or registered or exchanged for Notes registered in the name of, any Person other than the Depositary or a nominee thereof and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Note shall be a Global Note subject to the foregoing, except in such limited circumstances.


 SECTION 206.  Notes in Global Form.
               --------------------

          A Note in global form shall represent such of the outstanding Notes as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Notes from time to time endorsed thereon and that the aggregate amount of Outstanding Notes represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Note in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Notes represented thereby shall be made by the Trustee and in such manner as shall be specified in such Note. Any instructions by the Company with respect to a Note in global form, after its initial issuance, shall be in writing but need not comply with Section 102.


                                 ARTICLE THREE

                                   The Notes


 SECTION 301.  Title and Terms.
               ---------------

          The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $40,000,000, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 304, 305, 306, 906, or 1108.

          The Notes shall be known and designated as the "__% Subordinated Notes due ___________, 2007" of the Company. Their Stated Maturity shall be ____________, 2007, and they shall bear interest at the rate of ____% per annum, from the date of issuance or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable quarterly on the fifteenth days of January, April, July and October commencing October 15, 1997, until the principal thereof is paid or made available for payment.

          The principal of and interest on the Notes shall be payable (i) in the case of all Notes represented by one or more Global Notes registered in the name of a Depositary or its nominee, to such Depositary or such nominee and (ii) in the case of any Notes issued in definitive registered form, to the persons in whose names the Notes are registered at the office or agency of the Company in Los Angeles, California maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that,
                                                   --------  -------
except with respect to a Global Note, at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register.

          The Notes shall be redeemable as provided in Article Eleven.

          The Notes shall be subordinated in right of payment to Senior Indebtedness as provided in Article Twelve, and shall rank pari passu in all
                                                           ---- -----
respects with the Company's 10.52% Subordinated Debentures due 2000, issued pursuant to a Debenture Purchase Agreement dated as of August 31, 1990.


 SECTION 302.  Denominations.
               -------------

          The Notes shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.


 SECTION 303.  Execution, Authentication, Delivery and Dating.
               ----------------------------------------------

          The Notes shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary. The signature of any of these officers on the Notes may be manual or facsimile.

          Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes; and the Trustee in accordance with such Company Order shall authenticate and deliver such Notes as in this Indenture provided and not otherwise.

          Each Note shall be dated the date of its authentication.

          No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.


 SECTION 304.  Temporary Notes.
               ---------------

          Pending the preparation of definitive Notes, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

          If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.


 SECTION 305.  Registration, Registration of Transfer and Exchange.
               ------------------------------------------ --------

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided.

          Upon surrender for registration of transfer of any Note at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount.

          At the option of the Holder, Notes (except Global Notes) may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

          All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

          Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed, by the Holder thereof or its attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 304, 906 or 1108 not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange any Note in definitive registered form during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Notes selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Note in definitive registered form so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

          The provisions of Clauses (1), (2), (3), (4) and (5) below shall apply only to Global Notes:

          (1) Each Global Note authenticated under this Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to the Depositary or a nominee thereof or custodian therefor, and each such Global Note shall constitute a single Note for all purposes of this Indenture.

          (2)  Notwithstanding any other provision in this Indenture, no Global
     Note in whole or in part may be registered, and no transfer of a Global
     Note in whole or in part may be registered, in the name of any Person other than the Depositary or a nominee thereof unless (A) the Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary and no successor Depositary shall have been appointed, or (ii) has ceased to be a clearing agency registered under the Exchange Act, or
     (B)the Company, in its sole discretion, shall have so determined.

          (3) Subject to Clause (2) above, any exchange of a Global Note for other Notes may be made in whole or in part, and all Notes issued in exchange for a Global Note or any portion thereof shall be registered in such names as the Depositary for such Global Note shall direct.

          (4) So long as all of the Notes are evidenced by a Global Note, the Note Registrar and the Trustee shall be entitled to deal with the Depositary for all purposes of this Indenture (including the payment of principal and interest on such Global Note and the giving of instructions, notices and communications hereunder) as the sole holder of such Global Note.

          (5) Every Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Note or any portion thereof, whether pursuant to this Section, Section 304, 306, 906 or 1108 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Note, unless such Note is registered in the name of a Person other than the

     Depositary for such Global Note or a nominee thereof.


 SECTION 306.  Mutilated, Destroyed, Lost and Stolen Notes.
               -------------------------------------------

          If any mutilated Note is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

          Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

 SECTION 307.  Payment of Interest; Interest Rights Preserved.
               ----------------------------------------------

          Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Note Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.


 SECTION 308.  Persons Deemed Owners.
               ---------------------

          Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of and (subject to Section 307) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.


 SECTION 309.  Cancellation.
               ------------

          All Notes surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be disposed of as directed by a Company Order.

          Interest on the Notes shall be payable through and excluding any Interest Payment Date and interest shall be payable through and excluding any Redemption Date.


 SECTION 310.  Computation of Interest.
               -----------------------

          Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.


                                 ARTICLE FOUR

                           Satisfaction and Discharge


 SECTION 401.  Satisfaction and Discharge of Indenture.
               ---------------------------------------

          This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

     (1)  either

          (A) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

          (B) all such Notes not theretofore delivered to the Trustee for cancellation

               (i)  have become due and payable, or

               (ii) will become due and payable at their Stated Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose fund in the currency in which the Notes are payable or Government Obligations which through the payment of interest and principal thereof in accordance with their terms, without consideration of any reinvestment thereof, will provide not later than the opening of business on the due dates of any payment of principal and interest with respect thereto, or a combination thereof, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

 SECTION 402.  Application of Trust Money.
               --------------------------

          Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.


                                 ARTICLE FIVE

                                    Remedies


 SECTION 501.  Events of Default.
               -----------------

          "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bank ruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a receiver, liquidator, conservator or other similar official of the Company or of all or substantially all of its assets, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (2) the commencement by the Company of a volun tary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a receiver, liquidator, conservator or similar official of the Company or of all or substantially all of its assets or the making by the Company of an assignment for the benefit of creditors or the taking of corporate action by the Company in furtherance of any such action.

          (3) default in the payment of any interest upon any Note when it becomes due and payable, and continuance of such default for a period of 15 days; or

          (4) default in the payment of the principal of any Note at its Maturity; or

          (5) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder.


 SECTION 502.  Acceleration of Maturity; Rescission and Annulment.
               --------------------------------------------------

          If an Event of Default specified in Section 501(1) or Section 501 (2) (such Events of Default sometimes herein referred to as "Acceleration Events") occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal of all the Notes and all accrued interest thereon to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal shall become immediately due and payable.


 SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.
               ---------------------------------------------------------------

          The Company covenants that if

          (1) default is made in the payment of any interest on any Note when such interest becomes due and payable and such default continues for a period of 15 days, or

          (2) default is made in the payment of the principal of any Note at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest, at the rate borne by the Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          In the event that the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the amount so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


 SECTION 504.  Trustee May File Proofs of Claim.
               --------------------------------

          In case of any judicial or other proceeding relative to the Company or any other obligor upon the Notes, the property of the Company or such other obligor or their creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.


 SECTION 505.  Trustee May Enforce Claims  Without Possession of Notes.
               -------------------------------------------------------

          All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.


 SECTION 506.  Application of Money Collected.
               ------------------------------

          Subject to Article Twelve, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:


          FIRST: To the payment of all amounts due the Trustee, including, but not limited to, amounts due under Section 607; and

          SECOND: To the payment of the amounts then due and unpaid for principal of and interest on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal and interest, respectively.


 SECTION 507.  Limitation on Suits.
               -------------------

          No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.


 SECTION 508.  Unconditional Right of Holders to Receive Principal and Interest.
               ----------------------------------------------------------------

          Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 307) interest on such Note on the respective Stated Maturities expressed in such Note (or, in the case of redemption, on the Redemption Date)and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.


 SECTION 509.  Restoration of Rights and Remedies.
               ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the

Trustee and the Holders shall continue as though no such proceeding had been instituted.


 SECTION 510.  Rights and Remedies Cumulative.
               ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


 SECTION 511.  Delay or Omission Not Waiver.
               ----------------------------

          No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


 SECTION 512.  Control by Holders.
               ------------------

          The Holders of a majority in principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that
                                --------

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          This Section 512 shall be in lieu of Section 316(a)(1)(A) of the Trust Indenture Act, and such Section 316(a)(1)(A) is hereby expressly excluded from this Indenture, as permitted by the Trust Indenture Act.


 SECTION 513.  Waiver of Past Defaults.
               -----------------------

          The Holders of not less than a majority in principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except a default

          (1)  in the payment of the principal of or interest on any Note, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          This Section 513 shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act, and such Section 316(a)(1)(B) is hereby expressly excluded from this Indenture, as permitted by the Trust Indenture Act.


 SECTION 514.  Undertaking for Costs.
               ---------------------

          In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act
               --------
shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee.

 SECTION 515.  Waiver of Stay or Extension Laws.
               --------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  The Trustee


 SECTION 601.  Certain Duties and Responsibilities.
               -----------------------------------

          (1)  Except during the continuance of an Event of Default,

          (a) the Trustee undertakes to perform such duties, and only such duties, as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (b) the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (2) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (3) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

          (a) this Subsection shall not be construed to limit the effect of Subsection (1) of this Section;

          (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Notes, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Notes, provided such direction shall not be in conflict with any rule of law or with this Indenture; and

          (d) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (4) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.


 SECTION 602.  Notice of Defaults.
               ------------------

          Within 90 days after the occurrence of any default hereunder, the Trustee shall transmit to the Holders of Notes, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment
        --------  -------
of the
principal of or interest on any Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Notes; and provided, further, that in the case of any
                                      --------  -------
default of the character specified in Section 501(5) with respect to Notes, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event of which the Trustee shall have actual notice which is, or after notice or lapse of time or both would become, a Default or an Event of Default.


 SECTION 603.  Certain Rights of Trustee.
               -------------------------

          Subject to the provisions of Section 601:

          (a) the Trustee may conclusively rely upon and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless and until such Holders shall have expressly offered to the Trustee and deposited with the Trustee security or indemnity satisfactory to the Trustee in its sole discretion against all costs, expenses and liabilities which might be incurred by the Trustee (including the fees and expenses of its advisors, consultants and legal counsel) in proceeding to comply with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney provided that no such further inquiry shall create any additional duties of the Trustee hereunder; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, consultants or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.


 SECTION 604.  Not Responsible for Recitals or Issuance of Notes.
               -------------------------------------------------

          The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness and shall have no liability whatsoever therefore. The Trustee makes no representations or warranties as to the validity or sufficiency of this Indenture or of the Notes or instruments of further assurance or any financial statements, amendments thereto or continuation statements. The Trustee shall not be accountable for the use or application by the Company of Notes or the proceeds thereof. The Trustee shall have no duty to ascertain or inquire as to the performance or observance of any covenants, conditions and agreements aforesaid. The Trustee shall not be responsible or liable for any loss suffered in connection with any investment of funds made by it under this Indenture. The permissive right of the Trustee to do things enumerated hereunder shall not be construed as a duty.


 SECTION 605.  May Hold Notes.
               --------------

          The Trustee, any Authenticating Agent, any Paying Agent, any Note Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Note Registrar or such other agent.


 SECTION 606.  Money Held in Trust.
               -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.


 SECTION 607.  Compensation and Reimbursement.
               ------------------------------

          The Company agrees

          (1) subject to any written fee agreement, to pay to the Trustee upon demand, ordinary and necessary compensation for all services rendered by the Trustee (including fees and costs of consultants, agents and counsel) hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to promptly reimburse the Trustee upon its request for all ordinary and necessary expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the ordinary and necessary compensation and the expenses and disbursements of its consultants, agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or intentional misconduct; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any claims, loss, liability or expense whether the same is litigated or resolved without litigation incurred without negligence or intentional misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          To secure the Company's payment obligations in this Section 607, the Company and the Holders agree that the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee. Such lien shall survive the satisfaction and discharge of this Indenture.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 501(1) or (2) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Reform Act of 1978 or any successor statute.

          The Trustee's legal counsel does not have any attorney-client relationship with any securityholder.


 SECTION 608.  Disqualification; Conflicting Interests.
               ---------------------------------------

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

 SECTION 609.  Corporate Trustee Required; Eligibility.
               ---------------------------------------

          There shall at all times be a Trustee hereunder which shall be a commercial bank with trust powers or a trust company, which shall have (or, in the case of a financial institution, commercial bank with trust powers or a trust company included in a bank holding company system, the related bank holding company shall have) a combined capital and surplus of at least $100,000,000, be subject to supervision or examination by a federal or state authority so long as any Notes are outstanding, be eligible pursuant to the Trust Indenture Act to act as such and maintain (or, in the case of a financial institution, commercial bank with trust powers or a trust company included in a bank holding company system, the related bank holding company or other financial institution, bank or trust company included in such bank holding company system shall maintain)an office in the Borough of Manhattan, City of New York. If such commercial bank or trust company publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


 SECTION 610.  Resignation and Removal; Appointment of Successor.
               -------------------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611. The Company has the duty to diligently seek replacement of the Trustee. Failure of the Company to replace the Trustee may petition in federal or state court to have a trustee appointed and the Company shall not object to jurisdiction.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Notes, delivered to the Trustee and to the Company.

          (d)  If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapa bility, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.


 SECTION 611.  Acceptance of Appointment by Successor.
               --------------------------------------

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


 SECTION 612.  Merger, Conversion, Consolidation or Succession to Business.
               -----------------------------------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the cor-porate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.


 SECTION 613.  Preferential Collection of Claims Against Company.
               -------------------------------------------------

          If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


 SECTION 614.  Appointment of Authenticating Agent.
               -----------------------------------

          The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon original issue and upon exchange, registration of transfer or partial redemption or pursuant to Section 306, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $100,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Note Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

          If an appointment is made pursuant to this Section, the Notes may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Notes described in the within-mentioned Indenture.


Dated: ___________________            BNY Western Trust Company,
                                      As Trustee



                                      By: _________________________,
                                          As Authenticating Agent


                                      By: _________________________
                                          Authorized Signatory


                                 ARTICLE SEVEN

               Holders' Lists and Reports by Trustee and Company


 SECTION 701.  Company to Furnish Trustee Names and Addresses of Holders.
               ---------------------------------------------------------

          The Company will furnish or cause to be furnished to the Trustee

          (a) quarterly, not later than January 1, April 1, July 1 and October 1 of each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its
---------
capacity as Note Registrar.

 SECTION 702.  Preservation of Information; Communications to Holders.
               ------------------------------------------------------

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Notes, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.


 SECTION 703.  Reports by Trustee.
               ------------------

          (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto, subject to the reasonable discretion of the Trustee.

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Notes are listed, with the Commission and with the Company. The Company will notify the Trustee when the Notes are listed on any stock exchange.


 SECTION 704.  Reports by Company.
               ------------------

          The Company shall file with the Trustee and the Commission, and the Trustee shall transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information,
              --------
documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Notes Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall continue to file with the Commission and provide the Trustee with the annual reports and the information, documents and other reports which are specified in Section 13 of the Exchange Act. The Company also shall comply with the other provisions of Section 314(a) of the Trust Indenture Act.


                                 ARTICLE EIGHT

          Consolidation, Merger, Conveyance, Transfer or Lease


 SECTION 801.  Company May Consolidate, Etc., Only on Certain Terms.
               ----------------------------------------------------

          The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person (other than a wholly-owned subsidiary, provided that the Company is the surviving entity) to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

          (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Notes and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, (i) no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and (ii) each insured depositary institution (within the meaning of 12 U.S.C.
     (S)1813(c)(2) or any successor law, rule or regulation) controlled by the surviving entity shall be in compliance with all applicable minimum capital requirements issued by the Federal Deposit Insurance Corporation and any other governmental entity; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.


 SECTION 802.  Successor Substituted.
               ---------------------

          Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 801, the successor Person formed by such consolida tion or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Notes.

                                 ARTICLE NINE

                            Supplemental Indentures


 SECTION 901.  Supplemental Indentures Without Consent of Holders.
               --------------------------------------------------

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Notes; or

          (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

          (3) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (3)
                           --------
     shall not adversely affect the interests of the Holders in any material respect.


 SECTION 902.  Supplemental Indentures with Consent of Holders.
               -----------------------------------------------

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that
                                                       --------  -------
no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby,

          (1) change the Stated Maturity of the principal of, or any instalment of interest on, any Note, or reduce the principal amount thereof or the rate of interest thereon, or change the place of payment where, or the coin or currency in which, any Note or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

          (2) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3)  modify any of the provisions of this Section, Section 513 or
     Section 1009, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


 SECTION 903.  Execution of Supplemental Indentures.
               ------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

 SECTION 904.  Effect of Supplemental Indentures.
               ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


 SECTION 905.  Conformity with Trust Indenture Act.
               -----------------------------------

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.


 SECTION 906.  Reference in Notes to Supplemental Indentures.
               ---------------------------------------------

          Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes.


                                  ARTICLE TEN

                                   Covenants


 SECTION 1001.  Payment of Principal and Interest.
                ---------------------------------

          The Company will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture.


 SECTION 1002. Maintenance of Office or Agency.
               -------------------------------

          The Company will maintain in the Borough of Manhattan, State of New York an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the office of the affiliate of the Trustee at 101 Barclay Street, New York, New York 10286, and the Company hereby appoints the Trustee or such affiliate as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, State of New York) where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such
                                                 --------  -------
designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the County of Los Angeles, State of California for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.


 SECTION 1003. Money for Note Payments to Be Held in Trust.
               -------------------------------------------

          If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest on any Notes, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Notes) in the making of any payment in respect of the Notes, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Note and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or
                                        --------  -------
such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in Los Angeles, California, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

 SECTION 1004. Statement by Officers as to Default.
               -----------------------------------

          The Company will deliver to the Trustee, within 60 days after the end of each fiscal quarter of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.


 SECTION 1005. Existence.
               ---------

          Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the
                                               --------  -------
Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.


 SECTION 1006. Maintenance of Properties.
               -------------------------

          The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that
                                                    --------  -------
nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

 SECTION 1007. Payment of Taxes and Other Claims.
               ---------------------------------

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided,
                                                                      --------
however, that the Company shall not be required to pay or discharge or cause to
-------
be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.


 SECTION 1008. Limitation on Restricted Payments.
               ---------------------------------

          The Company (i) shall not, directly or indirectly, declare or pay any dividend, or make any distribution, of any kind or character (whether in cash, property or securities) in respect of any class of its Capital Stock or to the holders of any class of its Capital Stock, excluding any dividends or distributions payable solely in shares of its Capital Stock (other than Disqualified Stock) or in options, warrants or other rights to acquire its Capital Stock (other than Disqualified Stock), (ii) shall not, and shall not permit any Subsidiary of the Company, directly or indirectly, to purchase, redeem or otherwise acquire or retire for value (a) any Capital Stock of the Company or (b) any options, warrants or rights to purchase or acquire shares of Capital Stock of the Company or any securities convertible or exchangeable into shares of Capital Stock of the Company (the transactions described in Clauses
(i) and (ii) being referred to herein as "Restricted Payments"), if at the time thereof:

          (1) upon giving effect to such Restricted Payment, the aggregate of all Restricted Payments from December 31, 1996 exceeds the sum of:

               (a) 100% of cumulative Consolidated Net Income of the Company as shown on the audited consolidated annual financial statements of the Company (or, in the case Consolidated Net Income of the Company shall be negative, less 100% of such deficit) since December 31, 1996 through the last day of the last full fiscal year immediately preceding such Restricted Payment for which audited consolidated annual financial statements of the Company are available; plus

               (b) 100% of the aggregate net proceeds after December 31, 1996, including the fair value of property other than cash (determined in good faith by the Board of Directors and evidenced by a Board Resolution), from the issuance (other than to a Subsidiary of the Company) of Capital Stock (other than Disqualified Stock) of the Company; plus

               (c)  $38 million.

          The foregoing provision shall not be violated by reason of the payment of any dividend on Capital Stock of any class within 60 days after declaration thereof if at the declaration date such payment would have complied with the foregoing provision.


 Section 1009.  Books and Records.
                -----------------

          The Company shall, and shall cause each Subsidiary that is a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X under the Exchange Act to, at all times keep proper books of record and account in which proper entries shall be made in accordance with generally accepted accounting principles and, to the extent applicable, regulatory accounting principles.

 Section 1010.  Insurance.
                ---------

          Subject to the right to sell, abandon or otherwise dispose of any building or property whenever in the opinion of the Company the retention thereof is inadvisable or not necessary to the business of the Company and its Subsidiaries, the Company will at all times cause all buildings, equipment and other insurable properties owned or operated by it or any Subsidiary to be properly insured and kept insured with responsible insurance carriers, or adequately insured by means of proper inter-insurance contracts, against loss or damage by fire and other hazards, to the extent that such properties are usually insured by Corporations owning or operating properties of a similar character; provided, however, that the foregoing shall not prevent the Company or any
--------  -------
Subsidiary from maintaining any self-insurance program covering minor risks if adequate reserves are maintained in connection with such program.

 SECTION 1011. Waiver of Certain Covenants.
               ---------------------------

          The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1006 to 1008, inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Notes shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.


                                ARTICLE ELEVEN

                              Redemption of Notes


 SECTION 1101. Right of Redemption.
               -------------------

          The Notes may be redeemed at the election of the Company, as a whole or from time to time in part, at any time on or after __________, 2002, at the Redemption Price specified in the form of Note hereinbefore set forth, together with accrued interest to the Redemption Date


 SECTION 1102. Applicability of Article.
               ------------------------

          Redemption of Notes at the election of the Company, as permitted by any provision of this Indenture, shall be made in accordance with such provision and this Article.


 SECTION 1103. Election to Redeem; Notice to Trustee.
               -------------------------------------

          The election of the Company to redeem any Notes pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Notes, the Company shall, at least 60 days but not more than 90 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the

Trustee of such Redemption Date and of the principal amount of Notes to be redeemed.


 SECTION 1104. Selection by Trustee of Notes to Be Redeemed.
               --------------------------------------------

          If less than all the Notes are to be redeemed, the particular Notes to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Notes not previously called for redemption, by such method as the Trustee shall deem fair and appropriate in its sole discretion which decision shall be conclusive and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Notes of a denomination larger than $1,000.

          The Trustee shall promptly notify the Company and each Note Registrar in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Notes redeemed or to be redeemed only in part, to the portion of the principal amount of such Notes which has been or is to be redeemed.


 SECTION 1105. Notice of Redemption.
               --------------------

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Notes to be redeemed, at its address appearing in the Note Register.

          All notices of redemption shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price,

          (3) if less than all the Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption of any Notes, the principal amounts) of the particular Notes to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Note to be redeemed and that interest thereon will cease to accrue on and after said date,

          (5) the place or places where such Notes are to be surrendered for payment of the Redemption Price.

          Notice of redemption of Notes to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.


 SECTION 1106. Deposit of Redemption Price.
               ---------------------------

          Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Notes which are to be redeemed on that date.


 SECTION 1107.  Notes Payable on Redemption Date.
                --------------------------------

          Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Notes shall cease to bear interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that instalments of interest whose Stated
                 --------  -------
Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes, or one or more Predecessor Notes, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

          If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Note.


 SECTION 1108. Notes Redeemed in Part.
               ----------------------

          Any Note which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to
Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or its attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.


                                  ARTICLE TWELVE

                             Subordination of Notes


 SECTION 1201. Notes Subordinate to Senior Indebtedness.
               ----------------------------------------

          The Company covenants and agrees, and each Holder of a Note, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Notes and the payment of the principal of and interest on each and all of the Notes are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.


 SECTION 1202. Payment Over of Proceeds Upon Dissolution, Etc.
               -----------------------------------------------

          In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment before the Holders of the Notes are entitled to receive any payment on account of principal of or interest on the Notes, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Notes in any such case, proceeding, dissolution, liquidation or other winding up or event.

          In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Note shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Indebtedness which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Notes are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.


 SECTION 1203. Prior Payment to Senior Indebtedness Upon Acceleration of Notes.
               ---------------------------------------------------------------

          In the event that any Notes are declared due and payable before their Stated Maturity, then and in such event the holders of Senior Indebtedness outstanding at the time such Notes so become due and payable shall be entitled to receive payment in full of all amounts due or to become due on or in respect of such Senior Indebtedness, or provision shall be made for such payment, before the Holders of the Notes are entitled to receive any payment by the Company on account of the principal of or interest on the Notes or on account of the purchase or other acquisition of Notes.

          In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Note prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

          The provisions of this Section shall not apply to any payment with respect to which Section 1202 would be applicable.


 SECTION 1204. No Payment When Senior Indebtedness in Default.
               ----------------------------------------------

          (a) In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness beyond any applicable grace period with respect thereto, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing permitting the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or (b) in the event any judicial proceeding shall be pending with respect to any such default, then no payment shall be made by the Company on account of principal of or interest on the Notes or on account of the purchase or other acquisition of Notes.

          In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Note prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

          The provisions of this Section shall not apply to any payment with respect to which Section 1202 would be applicable.


 SECTION 1205. Payment Permitted If No Default.
               -------------------------------

          Nothing contained in this Article or elsewhere in this Indenture or in any of the Notes shall prevent (a)the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 1202 or under the conditions described in Section 1203 or 1204, from making payments at any time of principal of or interest in the Notes, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of or interest on the Notes or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.


 SECTION 1206. Subrogation to Rights of Holders of Senior Indebtedness.
               -------------------------------------------------------

          Subject to the payment in full of all Senior Indebtedness, the Holders of the Notes shall be subrogated

(equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Notes are subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of and interest on the Notes shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Notes or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Notes or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Notes, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.


 SECTION 1207. Provisions Solely to Define Relative Rights.
               -------------------------------------------

          The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Notes is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Notes, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Notes the principal of and interest on the Notes as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Notes and creditors of the Company other than their rights in relation to the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

 SECTION 1208. Trustee to Effectuate Subordination.
               -----------------------------------

          Each holder of a Note by its acceptance thereof authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee its attorney-in-fact for any and all such purposes.


 SECTION 1209. No Waiver of Subordination Provisions.
               -------------------------------------

          No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Notes, without incurring responsibility to the Holders of the Notes and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Notes to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.


 SECTION 1210. Notice to Trustee.
               -----------------

          The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Notes. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Notes, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice
--------  -------
provided for in this Section at least five Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Note), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within five Business Days prior to such date.

          Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.


 SECTION 1211. Reliance on Judicial Order or Certificate of
               --------------------------------------------
     Liquidating Agent.
     -----------------

          Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Notes shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Notes, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.


 SECTION 1212. Trustee Not Fiduciary for Holders of Senior Indebtedness.
               --------------------------------------------------------

          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Holders of Notes or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.


 SECTION 1213. Rights of Trustee as Holder of Senior Indebtedness; Preservation
               ----------------------------------------------------------------
     of Trustee's Rights.
     -------------------

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

          Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

 SECTION 1214. Article Applicable to Paying Agents.
               -----------------------------------

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided,
                                                                 --------
however, that Section 1313 shall not apply to the Company or any Affiliate of
-------
the Company if it or such Affiliate acts as Paying Agent.

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                       GBC BANCORP


                                       By___________________________

Attest:


__________________________


                                       BNY WESTERN TRUST COMPANY


                                       By___________________________
                                           Authorized Signatory

STATE OF CALIFORNIA      )  ss.:
COUNTY OF LOS ANGELES    )


          On the _____ day of __________, 19__, before me personally came ___________________________, to me known, who, being by me duly sworn, did depose and say that [he -- she] is _____________________________________ of
___________________________, one of the corporations described in and which executed the foregoing instrument; that [he -- she] knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that [he -- she] signed [his -- her] name thereto by like authority.


                                       ______________________________


STATE OF CALIFORNIA   )   ss.:
COUNTY OF LOS ANGELES )


          On the _____ day of __________, 19__, before me personally came ___________________________, to me known, who, being by me duly sworn, did depose and say that [he -- she] is ______________________________ of
___________________________, one of the corporations described in and which executed the foregoing instrument; that [he -- she] knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that [he -- she] signed [his -- her] name thereto by like authority.


                                       ______________________________